TD Asset Management USA Funds Inc.

TDAM Short-Term Bond Fund

 – Institutional Class (TDSBX)
 – Advisor Class (TDSHX)

SUMMARY PROSPECTUS

May 30, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 30, 2014, as further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The TDAM Short-Term Bond Fund (the “Short-Term Bond Fund” or the “Fund”) seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Advisor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	0.55%	0.80%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Advisor Class	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as the payment of dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2013 and the period from November 1, 2013 to January 31, 2014, the Fund’s portfolio turnover rate was 111% and 15%, respectively, of the average value of its portfolio.

Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations (debt obligations rated in one of the four highest ratings categories by a nationally recognized statistical rating organization) of banks and corporations. An unrated debt obligation may be treated as investment-grade if warranted by the analysis of the Fund’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”). In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of 3 years or less for securities which the Fund holds.

The bank and corporate debt obligations in which the Fund may invest include bonds of foreign issuers that are issued in the U.S. and denominated in U.S. dollars (“yankee bonds”). The Fund may also invest in repurchase agreements.

The Investment Manager will allocate the Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

In selecting investments for the Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer. The Fund may invest in mortgage-backed and asset-backed securities. The Fund may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

In managing the Fund, the Investment Manager will use a proprietary investment philosophy, which places a strong emphasis on fundamental credit research. Pursuant to this philosophy, the Investment Manager will invest the assets of the Fund in securities that have a lower average credit quality than its benchmark index, the Merrill Lynch 1 – 3 Year Treasury Index, because such investments provide sufficient incremental income to justify their additional risk. Under normal circumstances, the Investment Manager will also seek to minimize deviations from the average duration of the Fund’s benchmark index, consistent with the belief that interest rate speculation is not appropriate for a long-term investment philosophy. In addition, the Investment Manager will seek to enhance returns by taking advantage of yield differentials among securities.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any government agency.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Bond Market Risk — The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the Fund’s portfolio exposed to bonds or other fixed income securities. In an economic downturn, the ability of issuers of corporate fixed income securities and other securities to service their obligations could be materially and adversely affected.

Interest Rate Risk — Interest rate risk is the risk that the Fund’s fixed-income securities will decline in value because of increases in market interest rates. Prices of fixed income securities generally decrease when interest rates rise and increase when interest rates decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Credit Risk — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer or credit enhancer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Mortgage-Backed Securities Risk — The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Yankee Bonds Risk — Investments in yankee bonds involve similar risks as investments in the debt obligations of U.S. issuers. See “Credit Risk,” “Bond Market Risk,” and “Liquidity Risk.” Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and other foreign risk factors may apply to the foreign issuers of these bonds, and may therefore affect the market value of these bonds. Foreign risk factors that may apply to yankee bonds include the possibility of: adverse political and economic developments; foreign withholding taxes; expropriation or nationalization of the operations of foreign issuers; and different or less robust government regulation of foreign financial markets and institutions.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

Strategy Risk — If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Institutional Class’ performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Fund’s performance (before and after taxes) over time to that of a broad-based securities market index. The Advisor Class has less than one full calendar year of performance, therefore no performance for the Advisor Class is currently presented. The returns for the Advisor Class will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. Of course, past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURNS Short-Term Bond Fund — Institutional Class as of 12/31 each year

Year-to-date return as of 3/31/14: 0.21%

For the period covered by the bar chart, the highest and lowest quarterly returns were 2.96% (for the quarter ended 12/31/08) and -0.50% (for the quarter ended 6/30/08), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/13

	1 Year	5 Years	Since Inception*
Institutional Class — Return Before Taxes	0.46%	2.02%	2.80%
Institutional Class — Return After Taxes on Distributions	0.09%	1.42%	1.93%
Institutional Class — Return After Taxes on Distributions And Sale of Fund Shares	0.26%	1.36%	1.86%
Bank of America Merrill Lynch 1 – 3 Year Treasury Index (reflects no deduction for fees or expenses)	0.36%	1.09%	2.74%

*	Institutional Class — December 18, 2006; Index returns provided from December 31, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. is the Fund’s investment manager.

Portfolio Managers

The names, titles, length of service of the persons who are primarily responsible for the day to day management of the Fund appear in the table below.

Portfolio Manager	Title	Length of Service with the Fund
Glenn Davis	Managing Director, TDAM	Since January 2009
Dennis Woessner	Vice President and Director, TDAM	Since September 2009

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) all or part of your shares of a Fund on any day that the Fund is open for business (normally any day when the New York Stock Exchange is open). Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted. You may sell shares by phone or by mail.

Balance Minimums.  Shareholders wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1)	For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds, or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, and the TDAM Institutional Treasury Obligations Money Market Fund.
(2)	For the Advisor Class, a combined initial purchase and minimum account balance requirement $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary. Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Tax Information

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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